EXHIBIT 10.5

FORM OF REVISED HOUSING RENTAL CONTRACT

Rental Payment and Collection Table

Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount
Year	Starting Month Ending Month	Amount

Contracting Parties	Lessor: Wan Hong Enterprise Co.; Lessee: Emperor Star
International Trade Co., in connection with this rental,

The parties agree to the following terms:

Article 1 Contract review period

Lessee has 5 days, starting from May 15, 2019, to review this agreement (and is allowed no less than 3 days to review the agreement)

Lessor signature:
Lessee signature:

Article 2 Description of property

(1) Property Indicator

1. Address: Taipei City, Zhongshan County, Zhongshan North road District 2 No. 162 Unit 7-1

(2) Rental scope

1. Entire property, 125.4 square meters

2. Parking: full day

3. Additional rental facilities: Yes

Article 3 Rental period

From June 15, 2019, to June 14, 2021.

Article 4 Rental amount and payment

Monthly rent will be 57,000 new Taiwan Dollar (NTD) (not including taxes). Each month’s rent should be paid before the 5th of each month. Under no circumstances shall rent payment be delayed. Method of rental payment: bank wire transfer

Financial institution: Yu Shan Bank, Account Name: Wan Hong Enterprise Co.,

Account Number: 0598-940-138365

Article 5 Security deposit and method of return

The parties have negotiated the security deposit to be 200,000 NTD. Lessee shall pay Lessor the security deposit simultaneously at the signing of this agreement. With the exception of Article 12, subsection 3 and Article 13, subsection 4, Lessor shall return the security deposit to Lessee upon expiration of the agreement and return of the property.

Article 6 Additional fees related to rental period

(1)	Maintenance fees shall be borne by Lessee, at a monthly rate of 4,000 NTD
(2)	Utilities (water) shall be borne by Lessee
(3)	Utilities (electricity) shall be borne by Lessee
(4)	Utilities (gas): N/A

Article 7 Arrangement of Tax Burdens

The taxes and agent fees related to this rental agreement will be paid according to the following:

(1)	Property taxes will be borne by Lessor
(2)	Stamp taxes related to receipt of money will be borne by Lessor

Article 8 Use and Limitation of Property

(1)	Property may only be used for residential purposes and purpose may not be changed, unless permission is given by the Lessor
(2)	Lessee agrees to abide by the rental terms, and agrees not to use the Property for any illicit purposes. Lessee also agrees not to store any explosive or other inflammable goods and materials on the Property that can affect public safety
(3)	There shall be no subletting or assignment of any portion of the Property, be it whole or partial.
(4)	(N/A)

Article 9 Repair and Modification

(1)	Lessor shall be responsible for all repairs of the Property and any of its facilities. However, if the parties have agreed that Lessee shall be responsible for all or part of the repairs of the Property (and/o any of its facilities), then that agreement prevails.
(2)	If subsection (1) applies and Lessor is responsible for Property repairs, and fails to repair within the reasonable amount of time provided by Lessee, Lessee may either make relevant repairs and provide receipts for reimbursement from Lessor or deduct cost of repairs from the rent (in accordance with subsection (4)).
(3)	If necessary modifications must be made to the Property, Lessee may make such necessary modifications in accordance with relevant regulations without damaging the Property’s structural safety, but only with prior approval from Lessor.
(4)	Even if modifications are made to the Property (in accordance with subsection (3)), Lessee shall return Property to Lessor in its original condition.

Article 10 Lessee’s Responsibilities

Lessee shall reasonably manage and take care of the Property. If Lessee fails to do so and in turn causes damage or loss to the Property, Lessee shall be held responsible. However, if Lessee reasonably manages and takes care of the Property, and the Property is used as residential property in accordance with this agreement, any resulting damage or loss to the Property shall not be the Lessee’s responsibility.

Article 11 Partial Property Loss

If the Property suffers from damage or loss not attributable to the Lessee during the tenancy, the Lessee is entitled to rent reduction.

Article 12 Early Termination of Rental Agreement

(1)	Neither Party shall terminate this rental agreement prior to its expiration date.
(2)	However, in the event that either Party wishes to terminate this rental agreement prior to its expiration date, the terminating Party must provide the non-terminating Party with 2 months’ advance notice, the failure of which will result in a penalty of no more than 1 month’s rent.
(3)	If Lessee is the terminating Party and fails to provide Lessor with 2 months’ advance notice, the penalty may be deducted from Lessee’s security deposit (Article 5).
(4)	If 2 months’ advance notice is provided in accordance with subsection 2, Lessor shall return the security deposit to Lessee upon termination of the agreement.

Article 13 Return of Property

(1)	Upon expiration of the agreement, Lessee shall promptly return the Property to Lessor and deregister from the Property.
(2)	Upon return of the Property, Parties shall inspect the Property and its facilities. Failure to inspect by either Party will constitute full inspection.
(3)	If Lessee fails to timely return the Property to Lessor, Lessor has the right to request rent equivalent to the amount of additional time Lessee occupies the Property, as well as penalty rent in the same amount (pro rated by day).
(4)	If Lessee fails to pay related fees and expenses (if applicable), Lessor has the right to deduct same from Lessee’s security deposit (Article 5).

Article 14 Right to Assignment

(1)	Once Lessor hands over the Property to Lessee and Lessee is in possession, if Lessor transfers Property rights to a third party, this agreement shall continue in full force and effect.
(2)	In the event that subsection (1) occurs, Lessor shall transfer Lessee’s security deposit and rental payments to said third party, and notify Lessee in writing.
(3)	(N/A)

Article 15 Lessor’s Right to Terminate Agreement

Should any of the following conditions occur, Lessor has the right to terminate this agreement:

(1)	If rental payment is 2 months late and Lessor has attempted to collect same from Lessee without success
(2)	Violation of Article 8
(3)	Violation of Article 9 subsection 3
(4)	Failure to pay maintenance or other applicable fees amounting to 2 months’ rent and Lessor has attempted to collect same from Lessee without success

Article 16 Lessee’s Right to Terminate Agreement

Should any of the following conditions occur, Lessee has the right to terminate this agreement:

(1)	If Property is damaged and requires repairs that are the responsibility of the Lessor and Lessee has provided reasonable notice
(2)	Pursuant to Article 11, should such damage or loss occur to the Property and either an agreement regarding rent reduction cannot be reached, or the remaining undamaged portion of the Property fails to reach acceptable rental conditions
(3)	If Property poses a threat to the safety or health of Lessee and/or fellow occupants

Article 17 Method of Communication

Unless agreed upon otherwise, the Parties shall communicate through mail, using the addresses noted in this agreement, or through email or text message.

Article 18 Other Agreements

Parties agree that no notarization is necessary under this agreement.

Article 19 Scope of Agreement and Related Appendices

(1)	Once this agreement is executed, each Party shall have 1 original copy of same
(2)	Advertisements and other appendices relating to this agreement constitute part of this agreement
(3)	Upon the event of death of either Party, this agreement will continue in full force and effect with the Party’s successors

Appendix 1

Current Property Rental Information

Item	Contents	Comments
1
2	Property Description: 2 Bedroom, 1 Living room, 1 Bathroom
3
4
5	Water Supply and Drainage: Yes
6
7	Supplemental Items as Follows: Air Conditioning (x3)